Summary Prospectus

March 1, 2017, as supplemented through June 1, 2017

American Independence
Carret Core Plus Fund

Institutional	|	IIISX	|	026762500
Class A	|	IBFSX	|	026762609

The Fund’s statutory Prospectus and Statement of Additional Information dated March 1, 2017, as supplemented through June 1, 2017, are incorporated into and made part of this Summary Prospectus by reference. Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.americanindependence.com. You can also get this information at no cost by calling 866-410-2006 or by sending an e-mail request to info@americanindependence.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Click here to view the fund’s statutory prospectus
or statement of additional information

FUND SUMMARY – AMERICAN INDEPENDENCE CARRET CORE PLUS FUND

Investment Objective.

The primary objective of the American Independence Carret Core Plus Fund (the “Fund”) is to provide investors with a competitive total return.

Fees and Expenses of the Fund.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “Investing With The Funds” starting on page 64 of the Fund’s Prospectus.

Institutional Class Shares	Class A Shares

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price at the time of purchase)	None	4.25%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.40%	0.40%
Distribution and Service (12b-1) Fees	None	0.35%
Other Expenses	0.34%	0.34%
Total Annual Fund Operating Expenses	0.74%	1.09%
Fee Waivers and Expense Reimbursements(1)	-0.29%	-0.29%
Net Annual Fund Operation Expenses After Fee Waivers and Expense Reimbursements(1)	0.45%	0.80%

(1)     Manifold Fund Advisors, LLC (“Manifold Fund Advisors” or the “Adviser”) has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2018 in order to keep the Net Annual Fund Operating Expenses at 0.45% and 0.80% of the Fund’s average net assets for the Institutional Class shares and Class A shares, respectively. The contractual expense limitation does not apply to any taxes, brokerage commissions, interest on borrowings, acquired fund fees, extraordinary expenses, or short sale dividend and interest expenses. The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid in any fiscal year of the Fund over the following three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense limitation. The expense limitation may be terminated only by approval of the Board.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$46	$207	$383	$891
Class A Shares	$503	$729	$973	$1,672

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year ended October 31, 2016, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.

Principal Investment Strategies, Risks and Performance.

Principal Strategies. The Fund seeks a competitive total return by investing in bonds. Under normal market conditions:

➢  At least 80% of the value of the Fund’s net assets, plus the amount of any borrowings for investment purposes, will be invested in bonds;

➢  The Sub-Adviser will limit the Fund’s average duration to +/-20% of the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index;

➢  The Fund may invest up to 20% of the value of its net assets, plus borrowings for investment purposes, in international fixed income securities;

➢  The Fund may invest up to 20% of the value of its net assets, plus borrowings for investment purposes, in high-yield securities; and

➢  At least 65% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in bonds that are rated Baa/BBB or better, at the time of purchase, as rated by a nationally recognized statistical rating organization, such as Moody’s Investors Service Inc. (‘‘Moody’s’’), Standard & Poor’s Corporation (‘‘S&P’’), or Fitch Ratings Ltd. (‘‘Fitch’’), or which are unrated and determined by the Fund’s Sub-Adviser to be of comparable quality.

Main types of securities in which the Fund may invest:

➢  U.S. Treasury obligations

➢  U.S. government agency securities

➢  Corporate debt securities

➢  Mortgage-backed securities

➢  Forward commitment transactions – U.S. government agency mortgage-backed to-be-announced (“TBAs”) securities

➢  International fixed income securities

➢  High yield securities (commonly known as “junk bonds”)

Principal Risks. Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the level of risk you are willing to take. The Fund is not intended to be a complete investment program. You could lose money by investing in the Fund. A summary of the principal risks of investing in the Fund can be found below:

Fixed-Income Securities Risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). Generally, fixed-income securities will decrease in value if interest rates rise and will increase in value if interest rates decline. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.

Interest Rate and Duration Risk. The Fund's share price and total return will vary in response to changes in interest rates. If rates increase, the value of the Fund's investments generally will decline, as will the value of your investment in the Fund. Longer-term securities are subject to greater interest rate risk. Duration is a measure of the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average fund duration will be more sensitive to changes in interest rates and will experience more price volatility than a fund with a shorter average fund duration.

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation which could result in a loss to the Fund.

Prepayment Risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. This risk could affect the total return of the Fund.

Extension Risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

Asset- and Mortgage-Backed Securities Risk. Mortgage-backed securities (“MBS”) (residential and commercial) and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these MBS and asset-backed securities differ from traditional fixed income securities. Like traditional fixed income securities, the value of MBS or asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. However, a main difference is that the principal on MBS or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Therefore, MBS and asset-backed backed securities are subject to prepayment risk and extension risk. Because of prepayment risk and extension risk, MBS react differently to changes in interest rates than other fixed income securities. Asset-backed securities entail certain risks not presented by MBS, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

U.S. Government Obligations Risk. U.S. government securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. government securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. government securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. government securities not supported by the full faith and credit of the United States. With respect to U.S. government securities that are not backed by the full faith and credit of the U.S. Government, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Forward Commitment Risk. The Fund may purchase or sell securities on a forward commitment basis. A forward commitment transaction is an agreement by the Fund to purchase or sell securities at a specified future date. When the Fund engages in these transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity to obtain a price or yield considered to be advantageous. As part of an investment strategy, the Fund may sell the forward commitment securities before the settlement date or enter into new commitments to extend the delivery date into the future. Such securities have the effect of leverage on the Fund and may contribute to volatility of the Fund’s net asset value and create a higher portfolio turnover rate.

Foreign Securities Risk. To the extent the Fund invests in foreign securities, such investments are subject to additional risks including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, expropriation and nationalization risks, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards.

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the U.S. Government. Certain foreign countries participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Foreign Currency Risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. Currency rates in foreign countries may fluctuate significantly over short periods of time.

Real Estate Investment Trusts (“REITs”) Risk. REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

High Yield Securities Risk. Lower rated securities are subject to greater risk of loss of income and principal than higher rated securities and may have a higher incidence of default than higher-rated securities. The prices of lower rated securities are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. High yield securities are commonly referred to as “junk bonds” and are considered to be speculative.

Management Risk. The Fund is subject to management risk, because it is an actively managed investment portfolio, and may not achieve its objective if the sub-adviser’s expectations regarding particular securities or markets are not met.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Past Performance. The bar chart and the table listed below give some indication of the risks of an investment in the Fund (and its predecessor) by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the 1-, 5- and 10-year periods compare with those of the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index. The Fund has been in existence since January 21, 1997. The current Adviser assumed responsibility for managing the Fund on March 2, 2006.

Past performance (before and after taxes) does not indicate how a Fund will perform in the future.

The returns in the bar chart below are for the Institutional Class Shares and do not include sales loads or account fees; if such amounts were reflected, returns would be less than those shown. Returns for Class A shares will differ because of differences in the expenses of each class

Updated performance figures are available on the Fund’s website at www.americanindependence.com or by calling the Fund at 1-888-266-8787. The Fund’s 30-day yield may be obtained by calling 1-888-266-8787.

Best quarter:	5.32%	Q4 2008
Worst quarter:	-2.23%	Q2 2013

AVERAGE ANNUAL TOTAL RETURNS For the Period Ended December 31, 2016
	1 Year	5 Years	10 Years
Institutional Class Shares
Return Before Taxes	3.35%	2.56%	4.68%
Return After Taxes on Distributions	2.05%	1.33%	3.21%
Return After Taxes on Distributions and sale of shares	1.94%	1.47%	3.10%
Class A Shares (Return Before Taxes)	-1.41%	1.34%	3.97%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	2.65%	2.23%	4.34%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns for Class A Shares reflect the deduction of the sales load. After-tax returns for Class A Shares, which are not shown, will vary from those shown for Institutional Class Shares.

Management.

Investment Advisers.

The Adviser for the Fund is Manifold Fund Advisors, LLC (the “Adviser” or “Manifold Fund Advisors”), formerly RiskX Investments, LLC.

The Sub-Adviser for the Fund is Carret Asset Management, LLC (“Carret” or the “Sub-Adviser”).

Portfolio Management.

Manager Name	Primary Title	Firm	Managed the Fund Since
Jason R. Graybill	Senior Managing Director & Senior Portfolio Manager	Carret Asset Management, LLC	2016
Neil D. Klein	Senior Managing Director & Senior Portfolio Manager	Carret Asset Management, LLC	2016

Purchase and Sale Information.

Purchase minimums

	Institutional Class Shares	Class A Shares
Initial Purchase	$3,000,000	$5,000
Subsequent Purchases	$5,000	$250

How to purchase and redeem shares on any business day:

•        Through Matrix 360 Distributors, LLC (the “Distributor”)

•        Through banks, brokers and other investment representatives

•        Through retirement plan administrators and record keepers

•        Purchases: by completing an application and sending a check to the Fund at the address below (an application can be obtained through the Fund’s website at www.americanindependence.com or by calling 1-888-266-8787)

•        Redemptions: by calling 1-888-266-8787 or by writing to the Fund at the address below:

American Independence Funds
P.O. Box 8045
Boston, MA 02266-8045

Tax Information.

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Financial Intermediary Compensation.

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.